UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 12, 2003


SMTEK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-08101
(Commission File Number)
33-0213512
(IRS Employer Identification No.)


			200 Science Drive
			Moorpark, California 				93021
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		(805) 532-
2800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)











Item 9.	Regulation FD Disclosure.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

On May 12, 2003, SMTEK International, Inc. issued a press release reporting the financial results for its fiscal quarter ended March 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 12.  Results of Operations and Financial Condition.
	The information under this caption is furnished by SMTEK International, Inc. under Item 9 in place of Item 12 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 16, 2003
SMTEK INTERNATIONAL, INC.


By:   	/s/ Kirk A. Waldron
Name:	Kirk A. Waldron
Its:	Senior Vice President
	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description

99.1		Press release, dated May 12, 2003.